Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent events
Subsequent events

37. Subsequent events

Non-adjusting events after the reporting period

Changes in organizational structure

The Group announced organizational changes to accelerate its strategy execution on October 25, November 22 and December 31, 2018. Starting January 1, 2019, the Group revised its financial reporting structure to better reflect its strategy, organizational structure and the way it evaluates operational performance and allocates resources. As of the first quarter 2019, the Group will have three reportable segments: (i) Networks, (ii) Nokia Software and (iii) Nokia Technologies. In addition, the Group will disclose segment-level data for Group Common and Other. For each reportable segment, the Group will provide detailed financial disclosure, including net sales and operating profit.

In addition, the Group will provide net sales disclosure for the following businesses: (i) Mobile Access, (ii) Fixed Access, (iii) IP Routing and (iv) Optical Networks, which together comprise the new Networks reportable segment. The Group will also provide separate net sales disclosure for its different customer types: (i) Communication Service Providers, (ii) Enterprises and (iii) Licensees. Net sales by region will be provided at the Group level.

Financing transactions

On February 4, 2019, the Group repaid EUR 231 million 6.75% Senior Notes in cash at the maturity.

On February 14, 2019, the availability period of EUR 250 million loan facility with the Nordic Investment Bank (NIB) was extended until August 2019.

On March 11, 2019, the Group issued a tranche of senior unsecured notes in an aggregate principal amount of EUR 750 million. The notes will mature on March 11, 2026, and have a 2.00% fixed coupon.